QUARTERLY REPORT
                               DECEMBER 31, 2005

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                January 27, 2006

Dear Fellow Shareholders:

  The FMI Focus Fund finished the year with a gain of 4.93%. This compares with the Standard & Poor's 500 Index gain of 4.91%, and an increase of 4.55% for the Russell 2000 Index. All market indices had a relatively benign year in 2005; however, given the strong operating gains the vast majority of your portfolio companies experienced, we ended the year with valuations slightly more attractive than at the start of the year. The current economic expansion, however, is four years old and approaching the post-World War II average of 57 months. Real GDP growth last year was recently revised downward to 3.5%, and it appears that the economy is beginning to enter a phase of continuing growth, but at a decelerating rate. The Leuthold Group supports this conclusion by showing that the post-World War II average GDP cumulative growth of previous expansions is 25%, while the current expansion is only 14%. As noted, against the backdrop of a relatively flat market last year, with increased earnings, our portfolio in the aggregate is more attractive today, but we would not categorize it as cheap. We feel strongly, however, that we have a portfolio of companies, as Rick and Glen will detail in their report, that are very strong financially and still experiencing above-average growth, yet selling at valuations that we view as reasonable in the aggregate. We continue to be optimistic with regard to the prospects for your portfolio over the next two to four years, and feel that we will continue to post very satisfactory absolute and relative rates of return.

  As always, we thank all of our shareholders for your continued confidence and ownership of the FMI Focus Fund, and we believe that the long-term outlook continues to remain very bright.

Sincerely,

/s/Ted D. Kellner
Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                January 26, 2006

Dear Fellow Shareholders:

 In the December quarter, the FMI Focus Fund rose 1.74% vs. 2.09% for the S&P 500 and 1.13% for the Russell 2000. Despite our modest gain, many of the funds' holdings are experiencing very strong earnings. We find this very encouraging as strong earnings should eventually translate into solid stock price performance.

 Particularly good results have been posted by Laidlaw International Inc. (school busses and Greyhound Bus), aQuantive, Inc. (internet advertising), Manpower Inc. (temporary employment), W.W. Grainger, Inc. (industrial distributor), Regal-Beloit Corp. (motors), Kennametal Inc. (metal working), Airgas, Inc. (industrial gases), ICON PLC (clinical trials for pharmaceutical and biotech companies), PerkinElmer, Inc. (analytical instruments for medical and industrial applications), Celanese Corp. (chemicals), Molex Inc. (connectors for the electronics industry), Rogers Corp. (specialty materials), Arrow Electronics, Inc. (electronics distributor), and of course, all the energy related companies.

          THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
            ITS INCEPTION (12/16/96) TO 12/31/05 AS COMPARED TO THE STANDARD & POOR'S 500(1)<F2> AND THE RUSSELL 2000(2)<F3>

                  FMI Focus Fund    Standard & Poor's 500    Russell 2000
                   -------------    --------------------     ------------
     12/16/96          $10,000             $10,000             $10,000
     12/31/96          $10,245             $10,280             $10,350
      3/31/97          $10,736             $10,549              $9,815
      6/30/97          $12,709             $12,390             $11,406
      9/30/97          $16,796             $13,333             $13,103
     12/31/97          $17,391             $13,712             $12,664
      3/31/98          $19,876             $15,626             $13,938
      6/30/98          $19,687             $16,145             $13,289
      9/30/98          $17,838             $14,553             $10,611
     12/31/98          $23,561             $17,654             $12,342
      3/31/99          $22,826             $18,533             $11,673
      6/30/99          $27,450             $19,840             $13,488
      9/30/99          $26,372             $18,599             $12,634
     12/31/99          $36,309             $21,367             $14,965
      3/31/00          $46,693             $21,858             $16,025
      6/30/00          $47,926             $21,277             $15,419
      9/30/00          $50,634             $21,071             $15,590
     12/31/00          $44,803             $19,424             $14,513
      3/31/01          $40,107             $17,121             $13,568
      6/30/01          $45,270             $18,123             $15,507
      9/30/01          $35,815             $15,463             $12,283
     12/31/01          $45,939             $17,116             $14,874
      3/31/02          $48,707             $17,163             $15,466
      6/30/02          $42,035             $14,863             $14,174
      9/30/02          $32,363             $12,295             $11,141
     12/31/02          $35,721             $13,332             $11,827
      3/31/03          $33,933             $12,912             $11,296
      6/30/03          $42,160             $14,901             $13,942
      9/30/03          $45,643             $15,295             $15,207
     12/31/03          $52,906             $17,159             $17,416
      3/31/04          $53,466             $17,448             $18,506
      6/30/04          $52,735             $17,749             $18,593
      9/30/04          $49,982             $17,417             $18,061
     12/31/04          $56,636             $19,024             $20,606
      3/31/05          $54,142             $18,615             $19,506
      6/30/05          $55,250             $18,870             $20,348
      9/30/05          $58,412             $19,551             $21,303
     12/31/05          $59,427             $19,960             $21,544

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/05


                                                                            Annualized Total     Annualized Total Return*<F1>
                  Total Return*<F1>     Total Return*<F1> For the      Return*<F1> For the 5            Through 12/31/05 From
                      Last 3 Months           Year Ended 12/31/05       Years Ended 12/31/05          Fund Inception 12/16/96
                      -------------           -------------------       --------------------          -----------------------
FMI Focus Fund                1.74%                         4.93%                      5.81%                           21.79%
Standard & Poor's 500         2.09%                         4.91%                      0.54%                            7.94%
Russell 2000                  1.13%                         4.55%                      8.22%                            8.86%


*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance;
                          ----------------------------------------------------
          past performance does not guarantee future results.  Investment return
          ---------------------------------------------------
          and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F2> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(2)<F3> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

 With respect to the later group, energy, we have been gradually harvesting some of our gains. While the intermediate outlook is certainly favorable, the incredible run in the energy-related stocks are bordering on a speculative blow-off, in our opinion.

 Other notable changes to the portfolio during the quarter include the sale of our long-term holding in Polo Ralph Lauren Corp. and aQuantive, Inc. Both companies were very successful investments and emotionally difficult to part with. Roger Farah effected an amazing turnaround at Polo which the triple in the stock price reflects. aQuantive, the internet advertising related firm, was only in the portfolio for a short time due to the explosive stock price gain. Again, our hats are off to Brian McAndrews, Mike Vernon (who just recently retired) and their management team for the outstanding job they have done. Nothing would please us more than to come back to both of these companies should their stock prices correct back into out valuation range.

 One final note on the portfolio, as we go to press, The Sports Authority, Inc. has decided to go private through a private equity buyout. This has been another excellent holding. Long-term FMI Focus Fund investors will recall we got involved in this investment a few years ago through the original Sports Authority which was subsequently merged into Garts Sports, with the surviving entity keeping the Sports Authority name. This was a very difficult combination, but Doug Morton and his team managed to pull it off and our shareholders made a lot of money as a result. We will miss them but wish them the best of luck.

 With respect to our outlook, it really has not changed much. As we have pointed out in previous letters, we believe we are in the sixth or seventh inning of the current economic cycle. The 2008 political outcome combined with what could be the cresting of the current economic cycle may bring many changes to the investment outlook. While that is outside of the current investment time frame, and we really focus on bottom up analysis, we are keeping a watchful eye on these developments given our view that stocks, particularly small-cap, have had a magnificent run the past three years and are not cheap and we are late in the cycle. This does temper our enthusiasm for equities somewhat. As we have said in the recent past, we intend to be a little more cautious from here on out, notwithstanding our bottom up focus. Of course, out of turmoil, often come the best opportunities so stay tuned.

 Our focus stock this quarter is Associated Banc-Corp (ASBC). Green Bay based Associated (home of the Green Bay Packers), is the second largest independent bank in Wisconsin (after Marshall and Ilsley Corp.) with $21 billion in assets. Historically, the company has been a solid, high-quality performer. Over the past ten years, Associated greatly increased its assets through two large Wisconsin based thrift acquisitions; First Financial of Stevens Point in 1997, and First Federal of LaCrosse in 2002. Several years ago, Paul Beideman joined Associated from Mellon Bank where he was a member of senior management. Mr. Beideman is a central part of our investment case. He brings big bank experience and discipline. Most importantly, he is repositioning the business (and balance sheet) back to the banking side and away from the thrift business. This restructuring has been a long time coming, and really needed an "outsider" to get it accomplished. The result should be stronger, more consistent earnings and a more valuable franchise.

 For the past few years Associated sold at a discount to other banks because of the large thrift-type component of its earnings. We believe the bank is now far enough along in the restructuring that the discount in the stock price should narrow. Indeed, as investors come to understand the change going on here, we think the stock price could flip from a discount to a premium as Associated is a very clean, well-managed bank with a generous yield, 3.21% and represents an excellent take over target. We also don't believe Mr. Beideman is likely to do anything unwise, such as making a dilutive acquisition, as we believe he is a good businessman as well as banker. Eventually, we do believe it likely that Associated Banc-Corp could be an acquisition target for a larger bank. We believe that Associated would be worth a price somewhere in the $40's, in our opinion. That would be enough upside for us to patiently wait, collecting a nice dividend along the way.

FIRST QUARTER WINNER

 Smurfit-Stone Container Corp. was the quarter's winner, up nearly 37%. While this sounds like a lot, in reality, the stock had been performing poorly up until this point and we really have not made a lot of money on the investment. Smurfit-Stone is a container manufacturer (mostly cardboard boxes). Like all companies in its space, Smurfit has suffered due to high energy and freight costs squeezing profit margins. The stock's recent move reflects price increases the industry has just implemented and the belief on investors' part that further price increases are on the way. Smurfit is extremely leveraged to price increases and we do believe further price increases are likely. This industry is not for the faint of heart though, and accordingly, our position size is small. We hope the stock can see the mid teens before the cycle runs out. We don't recommend our individual shareholders consider the stock at this point given the run it has had and the extreme cyclicality of the industry.

FIRST QUARTER LOSER

 Tekelec was the first quarter loser, falling 33%. This is a solid company with a good niche. We originally bought this stock several years ago between $7 and $8 per share (current price $14.75) and sold a portion close to $20 (wish we had sold it all up there!!) Tekelec is really two companies: SS7 signaling, where they have a great franchise with close to 75% market share, and a voice over IP soft-switching business which has high growth potential, but is riskier due to the presence of large competitors such as Nortel, Lucent, and Cisco. We value the core SS7 signaling business at $15 per share and view getting the high tech high growth soft switching business for free. The stock has been weak lately due to investor concerns about a recent change in management as well as competitive issues. We believe these concerns are reasonable but the stock has already discounted them. We are currently reviewing the situation with an eye towards buying back some of the stock we sold, but probably closer to $12.

 As we wrap up, we would like to again sincerely thank our shareholders. Through the ups and downs, you have proven to be patient investors. December 16, 2006 will mark our ten-year anniversary and we owe our very existence to you, our loyal shareholders. While we certainly had some outstanding years and some tough years, our nine-year record is among the best. We will endeavor to repeat that performance over the next ten years.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack
Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2005 (Unaudited)

     SHARES                                                   VALUE (B)<F5>
     ------                                                   -------------
LONG-TERM INVESTMENTS -- 92.9% (A)<F4>
COMMON STOCKS -- 89.9% (A)<F4>

COMMERCIAL SERVICES SECTOR -- 7.0%
----------------------------------
               MISCELLANEOUS COMMERCIAL SERVICES -- 3.7%
     601,500   ARAMARK Corp. CL B                            $   16,709,670
     774,100   ProQuest Co.                                      21,605,131
                                                             --------------
                                                                 38,314,801
               PERSONNEL SERVICES -- 3.3%
     718,200   Manpower Inc.                                     33,396,300

COMMUNICATIONS SECTOR -- 1.1%
-----------------------------
               SPECIALTY TELECOMMUNICATIONS -- 1.1%
     616,100   TNS Inc.                                          11,816,798

CONSUMER DURABLES SECTOR -- 2.0%
--------------------------------
               TOOLS & HARDWARE -- 2.0%
     540,300   Snap-on Inc.                                      20,293,668

CONSUMER SERVICES SECTOR -- 1.9%
--------------------------------
               BROADCASTING -- 1.9%
     719,163   Emmis Communications Corp.                        14,318,535
      85,500   Hearst-Argyle Television, Inc.                     2,039,175
     485,000   Spanish Broadcasting System, Inc.                  2,478,350
                                                             --------------
                                                                 18,836,060
DISTRIBUTION SERVICES SECTOR -- 6.7%
------------------------------------
               ELECTRONICS DISTRIBUTORS -- 1.4%
     162,400   Arrow Electronics, Inc.                            5,201,672
     432,400   Ingram Micro Inc.                                  8,617,732
                                                             --------------
                                                                 13,819,404
               MEDICAL DISTRIBUTORS -- 0.9%
     639,500   PSS World Medical, Inc.                            9,490,180

               WHOLESALE DISTRIBUTORS -- 4.4%
     457,400   Grainger (W.W.), Inc.                             32,521,140
     553,600   Interline Brands, Inc.                            12,594,400
                                                             --------------
                                                                 45,115,540
ELECTRONIC TECHNOLOGY SECTOR -- 8.0%
------------------------------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 3.3%
     592,643   Symbol Technologies, Inc.                          7,597,683
     648,600   Varian Inc.                                       25,807,794
                                                             --------------
                                                                 33,405,477
               ELECTRONIC PRODUCTION EQUIPMENT -- 1.4%
     729,800   Asyst Technologies, Inc.                           4,174,456
     553,000   Entegris Inc.                                      5,209,260
     253,600   MKS Instruments, Inc.                              4,536,904
                                                             --------------
                                                                 13,920,620
               SEMICONDUCTORS -- 2.8%
     435,000   Actel Corp.                                        5,537,550
     790,000   Altera Corp.                                      14,638,700
     689,700   Exar Corp.                                         8,635,044
                                                             --------------
                                                                 28,811,294
               TELECOMMUNICATIONS EQUIPMENT -- 0.5%
     406,100   Tekelec                                            5,644,790

ENERGY MINERALS SECTOR -- 2.5%
------------------------------
               OIL & GAS PRODUCTION -- 2.5%
     642,000   Noble Energy, Inc.                                25,872,600

FINANCE SECTOR -- 10.8%
-----------------------
               FINANCE/RENTAL/LEASING -- 1.7%
     688,800   Assured Guaranty Ltd.                             17,488,632

               LIFE/HEALTH INSURANCE -- 2.1%
     100,100   Reinsurance Group of America, Inc.                 4,780,776
     691,500   Scottish Re Group Ltd.                            16,976,325
                                                             --------------
                                                                 21,757,101
               MULTI-LINE INSURANCE -- 1.5%
     229,700   PartnerRe Ltd.                                    15,084,399

               REGIONAL BANKS -- 2.7%
     631,025   Associated Banc-Corp                              20,539,864
     112,700   Greater Bay Bancorp                                2,887,374
      96,600   Midwest Banc Holdings, Inc.                        2,149,350
     117,900   Nexity Financial Corp.                             1,579,860
                                                             --------------
                                                                 27,156,448
               SPECIALTY INSURANCE -- 2.8%
     443,700   MGIC Investment Corp.                             29,204,334

HEALTH TECHNOLOGY SECTOR -- 7.2%
--------------------------------
               BIOTECHNOLOGY -- 0.7%
     168,400   Charles River Laboratories
                 International, Inc.                              7,135,108

               MEDICAL SPECIALTIES -- 4.9%
     101,900   Bausch & Lomb Inc.                                 6,919,010
     243,900   Beckman Coulter, Inc.                             13,877,910
   1,147,800   PerkinElmer, Inc.                                 27,042,168
     150,000   Wright Medical Group, Inc.                         3,060,000
                                                             --------------
                                                                 50,899,088
PHARMACEUTICALS: OTHER -- 1.6%
------------------------------
     390,600   ICON PLC - SP-ADR                                 16,069,284

INDUSTRIAL SERVICES SECTOR -- 8.3%
----------------------------------
               CONTRACT DRILLING -- 2.6%
      79,800   ENSCO International Inc.                           3,539,130
     306,050   Pride International, Inc.                          9,411,037
     385,900   Rowan Companies, Inc.                             13,753,476
                                                             --------------
                                                                 26,703,643
               ENVIRONMENTAL SERVICES -- 3.1%
   1,131,510   Casella Waste Systems, Inc.                       14,472,013
      98,900   Clean Harbors, Inc.                                2,849,309
     383,800   Republic Services, Inc.                           14,411,690
                                                             --------------
                                                                 31,733,012
               OILFIELD SERVICES/EQUIPMENT -- 2.6%
     465,200   Dresser-Rand Group, Inc.                          11,248,536
     908,352   Hanover Compressor Co.                            12,816,847
     160,600   Willbros Group, Inc.                               2,319,064
                                                             --------------
                                                                 26,384,447
PROCESS INDUSTRIES SECTOR -- 10.8%
----------------------------------
               CHEMICALS: MAJOR DIVERSIFIED -- 1.1%
     619,600   Celanese Corp.                                    11,846,752

               CHEMICALS: SPECIALTY -- 2.8%
     607,400   Airgas, Inc.                                      19,983,460
     429,600   Rockwood Holdings Inc.                             8,476,008
                                                             --------------
                                                                 28,459,468
               CONTAINERS/PACKAGING -- 4.7%
     621,700   Bemis Company, Inc.                               17,326,779
     860,900   Packaging Corp of America                         19,757,655
     778,600   Smurfit-Stone Container Corp.                     11,032,762
                                                             --------------
                                                                 48,117,196
               INDUSTRIAL SPECIALTIES -- 2.2%
     507,800   Ferro Corp.                                        9,526,328
     323,300   Rogers Corp.                                      12,666,894
                                                             --------------
                                                                 22,193,222
PRODUCER MANUFACTURING SECTOR -- 7.9%
-------------------------------------
               ELECTRICAL PRODUCTS -- 1.2%
     402,200   Molex Inc. Class A                                 9,890,098
     115,000   Molex Inc.                                         2,984,250
                                                             --------------
                                                                 12,874,348
               INDUSTRIAL MACHINERY -- 5.9%
     461,600   CIRCOR International, Inc.                        11,844,656
     865,800   Kadant Inc.                                       16,017,300
     351,700   Kennametal Inc.                                   17,950,768
     416,100   Regal-Beloit Corp.                                14,729,940
                                                             --------------
                                                                 60,542,664
               MISCELLANEOUS MANUFACTURING -- 0.8%
     142,000   Mettler-Toledo
                 International Inc.                               7,838,400

RETAIL TRADE SECTOR -- 4.5%
---------------------------
               DISCOUNT STORES -- 1.9%
     790,500   Family Dollar Stores, Inc.                        19,596,495

               SPECIALTY STORES -- 2.6%
     772,000   Rent-A-Center, Inc.                               14,559,920
     393,200   The Sports Authority, Inc.                        12,240,316
                                                             --------------
                                                                 26,800,236
TECHNOLOGY SERVICES SECTOR -- 7.8%
----------------------------------
               DATA PROCESSING SERVICES -- 3.0%
     972,600   The BISYS Group, Inc.                             13,626,126
     118,300   Fiserv, Inc.                                       5,118,841
     412,200   Hewitt Associates, Inc.                           11,545,722
                                                             --------------
                                                                 30,290,689
               INFORMATION TECHNOLOGY SERVICES -- 2.5%
   1,225,000   CIBER, Inc.                                        8,085,000
   1,059,900   JDA Software Group, Inc.                          18,028,899
                                                             --------------
                                                                 26,113,899
               INTERNET SOFTWARE/SERVICES -- 0.8%
     650,000   Digitas Inc.                                       8,138,000

               PACKAGED SOFTWARE -- 1.5%
   2,060,600   Parametric Technology Corp.                       12,569,660
     280,959   Ulticom, Inc.                                      2,756,208
                                                             --------------
                                                                 15,325,868
TRANSPORTATION SECTOR -- 3.4%
-----------------------------
               OTHER TRANSPORTATION -- 2.4%
   1,066,100   Laidlaw International Inc.                        24,765,503

               TRUCKING -- 1.0%
     522,200   Werner Enterprises, Inc.                          10,287,340
                                                             --------------
                 Total common stocks                            921,543,108

MUTUAL FUNDS -- 3.0% (A)<F4>
     525,200   iShares S&P SmallCap 600 Index Fund               30,356,560
                                                             --------------
                 Total long-term investments                    951,899,668

   PRINCIPAL
    AMOUNT
    ------
SHORT-TERM INVESTMENTS -- 6.8% (A)<F4>
               COMMERCIAL PAPER -- 3.8%
 $17,000,000   Mortgage Interest Networking Trust Plus,
                 4.20%, due 1/03/06                              16,996,033
  22,000,000   American Express Credit Corp.,
                 3.88%, due 1/04/06                              21,992,887
                                                             --------------
                 Total commercial paper                          38,988,920

               VARIABLE RATE DEMAND NOTE -- 3.0%
  30,660,074   U.S. Bank, N.A., 4.13%                            30,660,074
                                                             --------------
                 Total short-term investments                    69,648,994
                                                             --------------
                 Total investments                            1,021,548,662

               Cash and receivables, less
                 liabilities -- 0.3% (A)<F4>                      3,205,021
                                                             --------------
                 NET ASSETS                                  $1,024,753,683
                                                             --------------
                                                             --------------
               Net Asset Value Per Share
               ($0.0001 par value, 100,000,000
               shares authorized), offering
               and redemption price
               ($1,024,753,683 / 31,532,656
               shares outstanding)                           $        32.50
                                                             --------------
                                                             --------------

(A)<F4>   Percentages for the various classifications relate to net assets.

(B)<F5> Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates value.

ADR - American Depository Receipts

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2500
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                                QUARTERLY REPORT
                               DECEMBER 31, 2005

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                January 24, 2006

Dear Fellow Shareholders:

  The FMI Large Cap Fund gained 9.12%*<F7> in calendar 2005 compared to 4.91% for the benchmark Standard & Poor's 500(1)<F8> (S&P). Given several significant negative developments during the year, such as a $70 per barrel oil price, unprecedented hurricane damage, inflation, and an inverted year-end yield curve, we were pleased with the results. Of course, around here we often cringe at making too much of the 12-month period that constitutes the calendar year. It is no more important or meaningful than any other 12-month period and we prefer to measure our investments, and ourselves, over longer-term time horizons. The big winners in 2005 included SunGard Data Systems Inc., which was taken private, two energy and natural resources stocks, ConocoPhillips and BHP Billiton Ltd., Cardinal Health, Inc., and Loews Corp., a conglomerate. ConocoPhillips and BHP Billiton were sold during the year and we continue to hold Cardinal and Loews.

  The long-term average total return (including dividends) for equities has historically been approximately 10%; thus, our return in 2005 could be deemed "average." Ibbotson, who studied stock market returns going back to1926, first verified this return. Ten percent is also a rough approximation for the return of the S&P 500 since its inception in 1955. It is interesting to note that even generously calling a yearly return within two points on either side of 10% (8-12%) an "average" year, the S&P 500 has only achieved this statistical return four times in its 51-year history. As indicated above, the S&P 500 return of roughly 5% in 2005 was just another nonaverage performance! The Fund had its first and only "average" return in 2005. The takeaway message is that stock returns over any 12-month period are unlikely to match the long-term average and are, in fact, very volatile. Achieving average or above-average results requires a commitment to a multiyear investment time horizon.

  As is our custom in January letters, we will make some comments on the economy, market and other macro issues.

The Economy
-----------

  The current economic expansion is four years old and approaching the post-World War II average of 57 months. Real (inflation adjusted) Gross Domestic Product (GDP) growth in 2005 was approximately 3.7%, although the "final" number will undoubtedly be revised several times in coming quarters. Many economists have stated that this expansion, at least so far, appears tepid by historical comparison. The data, as compiled by The Leuthold Group, supports this conclusion by showing that the post-WWII average real GDP cumulative growth of previous expansions is 25%, while the current rate is 14%.

  If the final numbers for this expansion prove to be below average, it will be especially noteworthy because the economy has received a remarkable boost from a variety of factors, including record equity cash-outs from mortgage refinancings, record low savings rates (see Chart A), low long-term interest rates, record high government spending, and until recently, low inflation rates. Factors that have depressed economic growth in an unusual way include below-average capital expenditures and sizeable government outlays on wars and security, which lack the typical economic multiplier effect.

  The outlook for economic growth in 2006 and beyond depends on a number of factors. Will U.S. corporations, which appear to be cash-rich, increase capital spending? Will the consumer be a source of incremental growtho Will government spending increase? In answering the first question, we look to our own observations as well as recent commentary from Stephen Roach, Morgan Stanley's noted economist. Roach points out that Chinese capital spending (in dollars) is rapidly approaching the U.S. and European levels. This is astonishing, considering that China's economy is less than one-quarter the size of that of the United States. Many of the companies we follow are definitely spending more money overseas, particularly in the Far East. A dollar of capital spent in China, for example, buys perhaps three to four times as much infrastructure as it does in the U.S. Anecdotally, in a conversation we had with the CEO of a multinational manufacturer recently, he stated, "I don't think we'll ever build another plant in America or hire another U.S. based manufacturing employee." Of course, his comments hardly reflect the mainstream, but directionally, the focus is certainly moving East. U.S. based capital spending seems to be geared more to technology, health care and recreation, but so far this has not been enough to drive significant growth in the overall capital expenditure numbers. Furthermore, we see corporations devoting an increasing share of their cash to fund pension and other post-retirement obligations.

                                     CHART A

                             Personal Savings Rate
                                    Percent

               Dec-71                                    9.5
               Jan-72                                    9.1
               Feb-72                                    9.4
               Mar-72                                    8.2
               Apr-72                                    8.3
               May-72                                    8.5
               Jun-72                                    7.2
               Jul-72                                    8.2
               Aug-72                                    8.6
               Sep-72                                    8.8
               Oct-72                                    9.5
               Nov-72                                   10.2
               Dec-72                                   10.3
               Jan-73                                    9.1
               Feb-73                                    9.5
               Mar-73                                    9.7
               Apr-73                                     10
               May-73                                   10.2
               Jun-73                                   10.7
               Jul-73                                   10.2
               Aug-73                                     11
               Sep-73                                   10.2
               Oct-73                                   11.5
               Nov-73                                   11.6
               Dec-73                                     12
               Jan-74                                   11.6
               Feb-74                                   11.4
               Mar-74                                   10.6
               Apr-74                                   10.2
               May-74                                     10
               Jun-74                                   10.2
               Jul-74                                   10.6
               Aug-74                                    9.5
               Sep-74                                   10.2
               Oct-74                                   10.7
               Nov-74                                   11.1
               Dec-74                                   11.1
               Jan-75                                   10.3
               Feb-75                                    9.5
               Mar-75                                    9.7
               Apr-75                                   11.3
               May-75                                   14.6
               Jun-75                                   11.4
               Jul-75                                    9.7
               Aug-75                                   10.1
               Sep-75                                   10.2
               Oct-75                                   10.7
               Nov-75                                     10
               Dec-75                                    9.3
               Jan-76                                    9.2
               Feb-76                                    9.9
               Mar-76                                    9.8
               Apr-76                                    9.4
               May-76                                   10.1
               Jun-76                                    9.2
               Jul-76                                    9.5
               Aug-76                                    9.6
               Sep-76                                    9.3
               Oct-76                                      9
               Nov-76                                    9.4
               Dec-76                                    8.4
               Jan-77                                    8.5
               Feb-77                                    7.1
               Mar-77                                    8.4
               Apr-77                                    8.4
               May-77                                    8.3
               Jun-77                                    8.7
               Jul-77                                    8.6
               Aug-77                                      9
               Sep-77                                    9.3
               Oct-77                                    9.4
               Nov-77                                    9.4
               Dec-77                                    9.4
               Jan-78                                    9.9
               Feb-78                                    9.1
               Mar-78                                    9.1
               Apr-78                                    8.9
               May-78                                    8.5
               Jun-78                                    8.1
               Jul-78                                    9.1
               Aug-78                                    8.5
               Sep-78                                    8.8
               Oct-78                                    8.9
               Nov-78                                    8.8
               Dec-78                                    8.7
               Jan-79                                    9.4
               Feb-79                                    9.3
               Mar-79                                    9.5
               Apr-79                                    9.2
               May-79                                    8.8
               Jun-79                                    8.4
               Jul-79                                    9.1
               Aug-79                                    8.3
               Sep-79                                    7.9
               Oct-79                                    8.7
               Nov-79                                    8.8
               Dec-79                                    9.3
               Jan-80                                    9.3
               Feb-80                                    9.6
               Mar-80                                    9.7
               Apr-80                                   10.1
               May-80                                     10
               Jun-80                                    9.7
               Jul-80                                    9.8
               Aug-80                                    9.8
               Sep-80                                   10.3
               Oct-80                                   10.4
               Nov-80                                   10.9
               Dec-80                                   10.7
               Jan-81                                    9.9
               Feb-81                                    9.8
               Mar-81                                    9.7
               Apr-81                                    9.8
               May-81                                     10
               Jun-81                                    9.9
               Jul-81                                   11.4
               Aug-81                                   11.2
               Sep-81                                   11.7
               Oct-81                                   12.5
               Nov-81                                   12.5
               Dec-81                                   11.7
               Jan-82                                   11.9
               Feb-82                                   11.3
               Mar-82                                   11.5
               Apr-82                                   12.2
               May-82                                   11.6
               Jun-82                                   11.5
               Jul-82                                   11.9
               Aug-82                                   11.7
               Sep-82                                   10.8
               Oct-82                                   10.3
               Nov-82                                    9.9
               Dec-82                                    9.7
               Jan-83                                    9.9
               Feb-83                                     10
               Mar-83                                    9.5
               Apr-83                                    9.1
               May-83                                    8.9
               Jun-83                                    8.1
               Jul-83                                    8.6
               Aug-83                                      8
               Sep-83                                    8.5
               Oct-83                                    8.6
               Nov-83                                    9.2
               Dec-83                                    9.1
               Jan-84                                    9.4
               Feb-84                                   10.8
               Mar-84                                   10.6
               Apr-84                                   10.8
               May-84                                   10.5
               Jun-84                                   10.6
               Jul-84                                   11.4
               Aug-84                                   11.3
               Sep-84                                   11.2
               Oct-84                                   11.4
               Nov-84                                   10.6
               Dec-84                                     11
               Jan-85                                   10.3
               Feb-85                                    9.1
               Mar-85                                    8.7
               Apr-85                                   10.1
               May-85                                   11.1
               Jun-85                                    9.5
               Jul-85                                    8.9
               Aug-85                                      8
               Sep-85                                    6.8
               Oct-85                                    8.9
               Nov-85                                    8.5
               Dec-85                                    8.3
               Jan-86                                    8.2
               Feb-86                                    8.9
               Mar-86                                    9.5
               Apr-86                                    9.1
               May-86                                    8.7
               Jun-86                                    8.9
               Jul-86                                    8.6
               Aug-86                                    8.3
               Sep-86                                    6.4
               Oct-86                                    7.5
               Nov-86                                    8.1
               Dec-86                                    5.9
               Jan-87                                    8.8
               Feb-87                                    7.6
               Mar-87                                    7.7
               Apr-87                                    3.5
               May-87                                    7.2
               Jun-87                                    6.7
               Jul-87                                    6.5
               Aug-87                                    6.2
               Sep-87                                    6.7
               Oct-87                                    7.4
               Nov-87                                    7.6
               Dec-87                                    7.7
               Jan-88                                      7
               Feb-88                                    7.5
               Mar-88                                    7.2
               Apr-88                                    7.6
               May-88                                    7.2
               Jun-88                                    7.3
               Jul-88                                    7.5
               Aug-88                                    7.2
               Sep-88                                    7.5
               Oct-88                                    7.2
               Nov-88                                      7
               Dec-88                                    7.2
               Jan-89                                    7.6
               Feb-89                                    7.9
               Mar-89                                    8.3
               Apr-89                                    7.3
               May-89                                      7
               Jun-89                                    7.1
               Jul-89                                    7.1
               Aug-89                                    6.4
               Sep-89                                    6.6
               Oct-89                                    6.8
               Nov-89                                    7.2
               Dec-89                                    6.5
               Jan-90                                    6.6
               Feb-90                                    7.3
               Mar-90                                      7
               Apr-90                                    7.3
               May-90                                    7.2
               Jun-90                                    7.1
               Jul-90                                    7.2
               Aug-90                                    6.7
               Sep-90                                    6.7
               Oct-90                                    6.6
               Nov-90                                    6.7
               Dec-90                                    7.3
               Jan-91                                    7.9
               Feb-91                                    7.5
               Mar-91                                    6.6
               Apr-91                                    7.1
               May-91                                    6.9
               Jun-91                                    7.4
               Jul-91                                    6.8
               Aug-91                                      7
               Sep-91                                    7.2
               Oct-91                                    7.5
               Nov-91                                    7.3
               Dec-91                                    7.9
               Jan-92                                    7.4
               Feb-92                                    7.9
               Mar-92                                    7.9
               Apr-92                                      8
               May-92                                    7.9
               Jun-92                                    7.8
               Jul-92                                    7.5
               Aug-92                                    7.6
               Sep-92                                    6.9
               Oct-92                                    7.1
               Nov-92                                      7
               Dec-92                                    9.4
               Jan-93                                    5.8
               Feb-93                                    5.6
               Mar-93                                    5.6
               Apr-93                                    6.4
               May-93                                    6.3
               Jun-93                                    5.9
               Jul-93                                    5.4
               Aug-93                                    5.6
               Sep-93                                      5
               Oct-93                                      5
               Nov-93                                      5
               Dec-93                                    7.6
               Jan-94                                      4
               Feb-94                                    3.9
               Mar-94                                    4.3
               Apr-94                                    4.2
               May-94                                    5.8
               Jun-94                                    5.1
               Jul-94                                    5.1
               Aug-94                                    4.7
               Sep-94                                      5
               Oct-94                                    5.3
               Nov-94                                    5.2
               Dec-94                                    5.3
               Jan-95                                    5.6
               Feb-95                                    5.9
               Mar-95                                    5.5
               Apr-95                                    4.8
               May-95                                    4.9
               Jun-95                                    4.4
               Jul-95                                    4.6
               Aug-95                                    4.1
               Sep-95                                    4.1
               Oct-95                                    4.4
               Nov-95                                    3.9
               Dec-95                                    3.6
               Jan-96                                    4.2
               Feb-96                                    4.3
               Mar-96                                    4.2
               Apr-96                                    3.1
               May-96                                    4.1
               Jun-96                                    4.5
               Jul-96                                    4.1
               Aug-96                                    4.1
               Sep-96                                    4.1
               Oct-96                                    3.8
               Nov-96                                    3.8
               Dec-96                                    3.8
               Jan-97                                    3.7
               Feb-97                                    3.5
               Mar-97                                    3.7
               Apr-97                                    3.8
               May-97                                      4
               Jun-97                                    3.9
               Jul-97                                    3.3
               Aug-97                                    3.3
               Sep-97                                    3.6
               Oct-97                                    3.5
               Nov-97                                    3.7
               Dec-97                                    3.8
               Jan-98                                    4.6
               Feb-98                                    4.6
               Mar-98                                    4.7
               Apr-98                                    4.7
               May-98                                    4.4
               Jun-98                                    4.4
               Jul-98                                    4.5
               Aug-98                                    4.3
               Sep-98                                    4.2
               Oct-98                                    3.9
               Nov-98                                      4
               Dec-98                                    3.5
               Jan-99                                      4
               Feb-99                                    3.7
               Mar-99                                    3.3
               Apr-99                                    2.5
               May-99                                    2.1
               Jun-99                                    2.1
               Jul-99                                    1.9
               Aug-99                                    1.8
               Sep-99                                    1.4
               Oct-99                                      2
               Nov-99                                    2.1
               Dec-99                                    1.6
               Jan-00                                    2.9
               Feb-00                                    2.4
               Mar-00                                      2
               Apr-00                                    2.4
               May-00                                    2.4
               Jun-00                                    2.5
               Jul-00                                    2.9
               Aug-00                                    2.8
               Sep-00                                    2.2
               Oct-00                                    2.3
               Nov-00                                    2.1
               Dec-00                                    1.5
               Jan-01                                    1.9
               Feb-01                                    1.7
               Mar-01                                      2
               Apr-01                                    1.6
               May-01                                      1
               Jun-01                                    1.1
               Jul-01                                    2.4
               Aug-01                                    3.7
               Sep-01                                    4.2
               Oct-01                                   -0.2
               Nov-01                                    0.7
               Dec-01                                    1.1
               Jan-02                                    2.9
               Feb-02                                    2.8
               Mar-02                                      3
               Apr-02                                    2.6
               May-02                                    3.1
               Jun-02                                    2.8
               Jul-02                                    1.9
               Aug-02                                    1.7
               Sep-02                                    2.2
               Oct-02                                      2
               Nov-02                                    1.8
               Dec-02                                    1.5
               Jan-03                                    1.9
               Feb-03                                    2.1
               Mar-03                                    1.8
               Apr-03                                      2
               May-03                                    2.3
               Jun-03                                      2
               Jul-03                                    3.1
               Aug-03                                    2.6
               Sep-03                                    1.7
               Oct-03                                      2
               Nov-03                                      2
               Dec-03                                    1.9
               Jan-04                                    1.7
               Feb-04                                    2.1
               Mar-04                                    1.7
               Apr-04                                    2.1
               May-04                                    1.3
               Jun-04                                    1.5
               Jul-04                                    1.1
               Aug-04                                    1.5
               Sep-04                                      1
               Oct-04                                    1.1
               Nov-04                                    1.3
               Dec-04                                    4.4
               Jan-05                                    0.7
               Feb-05                                    0.5
               Mar-05                                    0.4
               Apr-05                                   -0.2
               May-05                                      0
               Jun-05                                   -0.6
               Jul-05                                   -1.4
               Aug-05                                   -3.4
               Sep-05                                   -0.5
               Oct-05                                   -0.2
               Nov-05                                   -0.2

Source: Bureau of Economic Analysis

  A number of factors contribute to whether or not the consumer can be a source of incremental growth. There is simply no denying the fact that consumer spending has received an enormous push from home equity cash-outs. Our June 2005 letter outlined these figures. Growing home equity lines of credit have also been a source of funds for consumers in recent years, although the rate of growth has slowed from nearly 40% at the start of 2005 to roughly 5% at year-end. We think that a more somber housing backdrop will take some of the wind out of consumption which, incidentally, recently hit 71% of GDP, far above its post-WWII average of 66%.

  Wages have lagged during this recovery, but recently there are signs of improvement here. Real wages were up 1% in the latest period. Overall the unemployment rate is only 5%, and the denominator - those actively looking for work - is still depressed; thus, there is latent capacity that could aid future economic growth.

  The federal budget deficit was reported at $319 billion for fiscal 2005. While this is an extraordinary number, it was actually down $93 billion from 2004. Interestingly, government receipts were actually up 14.6% from the previous year, proving the spending increase to be quite remarkable. Given the political climate today and the escalating unfunded mandates, it is unlikely that discretionary government spending will be a source of economic growth.

  In summary, we don't see a good case for sustaining GDP growth near a 4% rate.

Housing
-------

  In previous letters, we have articulated our concerns about the overheated housing market. Merrill Lynch recently indicated that the stock of housing has increased at over a two million per year rate for six months straight. This only happened three times before: 1971-73, 1977-78, and 1984. However, they point out that household formation averaged 2.5% growth during these periods compared to 1% now. Looking at other periods when household formation was near 1%, Merrill's research shows that housing starts averaged 1.5 million units.
Quoting from Merrill's The Year Ahead report dated December 6, 2005:

  Many speculative periods end when inventories uncontrollably rise, and that may be commencing in the housing market. The backlog of unsold homes has risen to a nine-year high, and the number of unsold newly built single-family homes is up 20% from a year ago. This oversupply of housing seems to be coinciding with factors contributing to the slowdown in housing demand. Affordability for the first-time homebuyer has deteriorated to levels not seen since the tail end of the housing boom of the late 1980s. Today, the lack of affordability is being fueled by higher home prices, as opposed to past periods when the lack of affordability was generally determined by high interest rates.

                                     CHART B

                          New Home Sales - Months Supply

               Dec-71                                    5.1
               Jan-72                                    5.2
               Feb-72                                    5.4
               Mar-72                                    6.1
               Apr-72                                    5.8
               May-72                                    6.1
               Jun-72                                    6.3
               Jul-72                                    6.3
               Aug-72                                    6.0
               Sep-72                                    6.2
               Oct-72                                    5.7
               Nov-72                                    6.8
               Dec-72                                    6.5
               Jan-73                                    6.5
               Feb-73                                    6.8
               Mar-73                                    7.0
               Apr-73                                    7.7
               May-73                                    7.5
               Jun-73                                    7.8
               Jul-73                                    8.7
               Aug-73                                    9.4
               Sep-73                                    9.5
               Oct-73                                    9.4
               Nov-73                                    9.6
               Dec-73                                   10.1
               Jan-74                                    9.7
               Feb-74                                    9.6
               Mar-74                                    8.8
               Apr-74                                    9.1
               May-74                                    8.0
               Jun-74                                    8.9
               Jul-74                                    8.8
               Aug-74                                    9.3
               Sep-74                                    9.1
               Oct-74                                    9.8
               Nov-74                                    9.7
               Dec-74                                   10.3
               Jan-75                                    9.9
               Feb-75                                   10.4
               Mar-75                                    8.9
               Apr-75                                    7.2
               May-75                                    6.8
               Jun-75                                    7.2
               Jul-75                                    7.0
               Aug-75                                    6.8
               Sep-75                                    7.3
               Oct-75                                    6.6
               Nov-75                                    5.8
               Dec-75                                    5.8
               Jan-76                                    6.4
               Feb-76                                    5.9
               Mar-76                                    6.8
               Apr-76                                    6.4
               May-76                                    7.0
               Jun-76                                    6.9
               Jul-76                                    6.4
               Aug-76                                    6.2
               Sep-76                                    6.2
               Oct-76                                    5.8
               Nov-76                                    6.0
               Dec-76                                    5.6
               Jan-77                                    5.3
               Feb-77                                    5.1
               Mar-77                                    5.0
               Apr-77                                    5.5
               May-77                                    5.4
               Jun-77                                    5.5
               Jul-77                                    6.1
               Aug-77                                    5.8
               Sep-77                                    5.9
               Oct-77                                    6.1
               Nov-77                                    6.0
               Dec-77                                    6.0
               Jan-78                                    5.9
               Feb-78                                    6.3
               Mar-78                                    6.1
               Apr-78                                    5.8
               May-78                                    5.9
               Jun-78                                    6.2
               Jul-78                                    6.6
               Aug-78                                    6.6
               Sep-78                                    5.9
               Oct-78                                    5.7
               Nov-78                                    6.5
               Dec-78                                    6.1
               Jan-79                                    6.6
               Feb-79                                    6.8
               Mar-79                                    6.6
               Apr-79                                    6.8
               May-79                                    7.1
               Jun-79                                    7.4
               Jul-79                                    7.1
               Aug-79                                    6.9
               Sep-79                                    7.4
               Oct-79                                    7.4
               Nov-79                                    8.3
               Dec-79                                    8.6
               Jan-80                                    7.9
               Feb-80                                    8.6
               Mar-80                                    9.8
               Apr-80                                   11.6
               May-80                                    9.2
               Jun-80                                    7.6
               Jul-80                                    6.5
               Aug-80                                    6.0
               Sep-80                                    7.3
               Oct-80                                    7.3
               Nov-80                                    7.4
               Dec-80                                    7.6
               Jan-81                                    8.0
               Feb-81                                    8.1
               Mar-81                                    7.7
               Apr-81                                    8.6
               May-81                                    8.4
               Jun-81                                    9.2
               Jul-81                                    9.0
               Aug-81                                    9.8
               Sep-81                                   11.3
               Oct-81                                   10.3
               Nov-81                                    9.1
               Dec-81                                    7.1
               Jan-82                                    8.9
               Feb-82                                    9.2
               Mar-82                                    8.7
               Apr-82                                    9.4
               May-82                                    8.3
               Jun-82                                    8.3
               Jul-82                                    8.2
               Aug-82                                    7.1
               Sep-82                                    6.7
               Oct-82                                    6.2
               Nov-82                                    5.4
               Dec-82                                    5.8
               Jan-83                                    5.4
               Feb-83                                    5.6
               Mar-83                                    5.4
               Apr-83                                    5.1
               May-83                                    4.9
               Jun-83                                    5.3
               Jul-83                                    5.8
               Aug-83                                    6.2
               Sep-83                                    6.2
               Oct-83                                    5.6
               Nov-83                                    5.8
               Dec-83                                    4.7
               Jan-84                                    5.3
               Feb-84                                    5.1
               Mar-84                                    6.1
               Apr-84                                    6.0
               May-84                                    6.7
               Jun-84                                    6.6
               Jul-84                                    6.7
               Aug-84                                    7.5
               Sep-84                                    6.5
               Oct-84                                    6.0
               Nov-84                                    7.2
               Dec-84                                    7.3
               Jan-85                                    6.7
               Feb-85                                    6.5
               Mar-85                                    6.4
               Apr-85                                    6.9
               May-85                                    6.4
               Jun-85                                    6.0
               Jul-85                                    5.6
               Aug-85                                    5.8
               Sep-85                                    6.3
               Oct-85                                    6.4
               Nov-85                                    5.9
               Dec-85                                    5.8
               Jan-86                                    5.7
               Feb-86                                    6.0
               Mar-86                                    4.7
               Apr-86                                    4.7
               May-86                                    5.2
               Jun-86                                    5.7
               Jul-86                                    6.1
               Aug-86                                    7.0
               Sep-86                                    5.8
               Oct-86                                    6.5
               Nov-86                                    6.1
               Dec-86                                    5.5
               Jan-87                                    6.0
               Feb-87                                    6.2
               Mar-87                                    6.0
               Apr-87                                    6.0
               May-87                                    6.7
               Jun-87                                    6.9
               Jul-87                                    6.7
               Aug-87                                    6.8
               Sep-87                                    6.8
               Oct-87                                    6.8
               Nov-87                                    7.0
               Dec-87                                    7.6
               Jan-88                                    7.5
               Feb-88                                    6.6
               Mar-88                                    6.6
               Apr-88                                    6.4
               May-88                                    6.6
               Jun-88                                    6.2
               Jul-88                                    6.6
               Aug-88                                    6.6
               Sep-88                                    6.5
               Oct-88                                    6.0
               Nov-88                                    7.2
               Dec-88                                    6.8
               Jan-89                                    6.2
               Feb-89                                    7.5
               Mar-89                                    8.2
               Apr-89                                    7.4
               May-89                                    7.1
               Jun-89                                    7.2
               Jul-89                                    6.1
               Aug-89                                    6.4
               Sep-89                                    7.1
               Oct-89                                    6.9
               Nov-89                                    6.6
               Dec-89                                    7.0
               Jan-90                                    7.0
               Feb-90                                    7.6
               Mar-90                                    7.8
               Apr-90                                    8.3
               May-90                                    8.2
               Jun-90                                    7.9
               Jul-90                                    7.8
               Aug-90                                    8.2
               Sep-90                                    8.4
               Oct-90                                    8.7
               Nov-90                                    8.2
               Dec-90                                    8.5
               Jan-91                                    9.4
               Feb-91                                    7.9
               Mar-91                                    7.3
               Apr-91                                    7.3
               May-91                                    7.0
               Jun-91                                    7.0
               Jul-91                                    7.1
               Aug-91                                    6.8
               Sep-91                                    7.4
               Oct-91                                    6.7
               Nov-91                                    6.2
               Dec-91                                    6.2
               Jan-92                                    5.2
               Feb-92                                    4.9
               Mar-92                                    6.1
               Apr-92                                    6.1
               May-92                                    6.0
               Jun-92                                    5.6
               Jul-92                                    5.3
               Aug-92                                    5.2
               Sep-92                                    5.0
               Oct-92                                    5.1
               Nov-92                                    5.4
               Dec-92                                    5.0
               Jan-93                                    5.4
               Feb-93                                    5.3
               Mar-93                                    5.4
               Apr-93                                    4.7
               May-93                                    5.3
               Jun-93                                    5.2
               Jul-93                                    5.3
               Aug-93                                    5.5
               Sep-93                                    4.9
               Oct-93                                    5.0
               Nov-93                                    4.8
               Dec-93                                    4.5
               Jan-94                                    5.9
               Feb-94                                    5.0
               Mar-94                                    4.8
               Apr-94                                    5.2
               May-94                                    5.3
               Jun-94                                    6.2
               Jul-94                                    6.3
               Aug-94                                    6.1
               Sep-94                                    6.0
               Oct-94                                    5.6
               Nov-94                                    6.3
               Dec-94                                    6.6
               Jan-95                                    6.8
               Feb-95                                    7.3
               Mar-95                                    6.8
               Apr-95                                    6.7
               May-95                                    6.3
               Jun-95                                    5.8
               Jul-95                                    5.6
               Aug-95                                    6.1
               Sep-95                                    6.3
               Oct-95                                    6.3
               Nov-95                                    6.8
               Dec-95                                    6.4
               Jan-96                                    6.5
               Feb-96                                    5.2
               Mar-96                                    6.3
               Apr-96                                      6
               May-96                                    5.8
               Jun-96                                    5.9
               Jul-96                                    5.6
               Aug-96                                    5.1
               Sep-96                                    5.3
               Oct-96                                    5.6
               Nov-96                                    5.1
               Dec-96                                      5
               Jan-97                                    4.7
               Feb-97                                    4.5
               Mar-97                                    4.1
               Apr-97                                    4.7
               May-97                                    4.6
               Jun-97                                    4.4
               Jul-97                                    4.4
               Aug-97                                    4.3
               Sep-97                                    4.2
               Oct-97                                    4.3
               Nov-97                                    3.9
               Dec-97                                    4.4
               Jan-98                                      4
               Feb-98                                    3.9
               Mar-98                                    4.1
               Apr-98                                      4
               May-98                                    3.9
               Jun-98                                    3.8
               Jul-98                                      4
               Aug-98                                    4.1
               Sep-98                                    4.1
               Oct-98                                      4
               Nov-98                                    3.5
               Dec-98                                    3.8
               Jan-99                                    3.9
               Feb-99                                    4.0
               Mar-99                                    4.1
               Apr-99                                    3.9
               May-99                                    4.0
               Jun-99                                    3.9
               Jul-99                                    4.0
               Aug-99                                    4.0
               Sep-99                                    4.5
               Oct-99                                    4.2
               Nov-99                                    4.3
               Dec-99                                    4.3
               Jan-00                                    4.3
               Feb-00                                    4.3
               Mar-00                                    4.3
               Apr-00                                    4.4
               May-00                                    4.4
               Jun-00                                    4.8
               Jul-00                                    4.1
               Aug-00                                    4.4
               Sep-00                                    4.0
               Oct-00                                    4.0
               Nov-00                                    4.2
               Dec-00                                    3.6
               Jan-01                                    3.8
               Feb-01                                    3.7
               Mar-01                                    3.8
               Apr-01                                    3.9
               May-01                                    4.0
               Jun-01                                    4.2
               Jul-01                                    4.2
               Aug-01                                    4.4
               Sep-01                                    4.4
               Oct-01                                    4.3
               Nov-01                                    4.1
               Dec-01                                    3.8
               Jan-02                                    4.2
               Feb-02                                    4.0
               Mar-02                                    4.1
               Apr-02                                    4.3
               May-02                                    4.0
               Jun-02                                    4.2
               Jul-02                                    4.2
               Aug-02                                    4.0
               Sep-02                                    3.9
               Oct-02                                    4.0
               Nov-02                                    4.0
               Dec-02                                    4.0
               Jan-03                                    4.0
               Feb-03                                    4.5
               Mar-03                                    4.1
               Apr-03                                    4.1
               May-03                                    3.9
               Jun-03                                    3.5
               Jul-03                                    3.6
               Aug-03                                    3.5
               Sep-03                                    3.8
               Oct-03                                    3.8
               Nov-03                                    4.1
               Dec-03                                    4.0
               Jan-04                                    3.8
               Feb-04                                    3.8
               Mar-04                                    3.7
               Apr-04                                    4.0
               May-04                                    3.8
               Jun-04                                    3.9
               Jul-04                                    4.4
               Aug-04                                    4.3
               Sep-04                                    4.1
               Oct-04                                    3.8
               Nov-04                                    4.3
               Dec-04                                    4.1
               Jan-05                                    4.4
               Feb-05                                    4.4
               Mar-05                                    4.2
               Apr-05                                    4.3
               May-05                                    4.3
               Jun-05                                    4.3
               Jul-05                                    4.1
               Aug-05                                    4.5
               Sep-05                                    4.7
               Oct-05                                    4.2
               Nov-05                                    4.9

Source: Bureau of the Census

  Recently we have been seeing anecdotal data suggesting that the market has finally begun to soften. Applications for purchase mortgages in late December had declined to the June 2002 level. Mortgage lenders are beginning to retrench, as evidenced by several lenders closing loan-processing centers.

  On the cocktail circuit this holiday season, there was still a lot of optimism about housing prices. The data shows housing prices still on the rise, but with inventory up and affordability at low levels, we would bet on a slowdown ahead.

                                    CHART C

                             Housing Affordability
         Required Annual Income to Afford a Median-Priced New Home*<F6>

               Dec-71                               10593.29
               Jan-72                               10301.54
               Feb-72                               10933.01
               Mar-72                               11270.79
               Apr-72                               10971.96
               May-72                               11183.42
               Jun-72                               11100.58
               Jul-72                               11507.35
               Aug-72                               11673.52
               Sep-72                               11654.91
               Oct-72                               12029.53
               Nov-72                               12124.70
               Dec-72                               12386.87
               Jan-73                               12470.28
               Feb-73                               12386.87
               Mar-73                               13121.64
               Apr-73                               13814.49
               May-73                               13622.68
               Jun-73                               14200.51
               Jul-73                               15128.43
               Aug-73                               15316.76
               Sep-73                               15770.77
               Oct-73                               15746.82
               Nov-73                               15801.64
               Dec-73                               16530.89
               Jan-74                               15836.31
               Feb-74                               16041.72
               Mar-74                               16470.96
               Apr-74                               16591.72
               May-74                               17188.80
               Jun-74                               17081.91
               Jul-74                               18212.70
               Aug-74                               18151.92
               Sep-74                               18996.68
               Oct-74                               19554.42
               Nov-74                               19293.65
               Dec-74                               19065.55
               Jan-75                               18653.98
               Feb-75                               18477.39
               Mar-75                               18564.35
               Apr-75                               18620.91
               May-75                               18916.28
               Jun-75                               18117.42
               Jul-75                               18452.05
               Aug-75                               18343.09
               Sep-75                               19389.34
               Oct-75                               20036.67
               Nov-75                               20108.72
               Dec-75                               20506.78
               Jan-76                               20119.31
               Feb-76                               20265.15
               Mar-76                               20598.77
               Apr-76                               20401.38
               May-76                               20617.46
               Jun-76                               21957.98
               Jul-76                               21397.06
               Aug-76                               21338.59
               Sep-76                               21541.39
               Oct-76                               21732.88
               Nov-76                               21736.39
               Dec-76                               21744.45
               Jan-77                               21418.45
               Feb-77                               22211.46
               Mar-77                               21688.66
               Apr-77                               22987.39
               May-77                               23418.64
               Jun-77                               23217.33
               Jul-77                               23337.02
               Aug-77                               23529.09
               Sep-77                               23205.44
               Oct-77                               24637.25
               Nov-77                               24828.98
               Dec-77                               25351.21
               Jan-78                               25294.23
               Feb-78                               26051.88
               Mar-78                               26144.22
               Apr-78                               26564.47
               May-78                               28296.62
               Jun-78                               29128.55
               Jul-78                               28224.85
               Aug-78                               29018.06
               Sep-78                               29562.98
               Oct-78                               30336.19
               Nov-78                               31194.74
               Dec-78                               32473.36
               Jan-79                               32798.09
               Feb-79                               33342.40
               Mar-79                               32960.64
               Apr-79                               34357.61
               May-79                               35003.74
               Jun-79                               36799.97
               Jul-79                               36715.50
               Aug-79                               36830.60
               Sep-79                               38612.38
               Oct-79                               37416.90
               Nov-79                               41902.85
               Dec-79                               40530.54
               Jan-80                               41394.28
               Feb-80                               43197.19
               Mar-80                               48334.58
               Apr-80                               51921.17
               May-80                               45639.50
               Jun-80                               42194.55
               Jul-80                               40061.23
               Aug-80                               40775.67
               Sep-80                               45973.55
               Oct-80                               45983.11
               Nov-80                               48084.55
               Dec-80                               50156.23
               Jan-81                               50961.65
               Feb-81                               50636.88
               Mar-81                               51885.47
               Apr-81                               54037.13
               May-81                               58497.45
               Jun-81                               57847.46
               Jul-81                               58875.47
               Aug-81                               63128.81
               Sep-81                               60015.52
               Oct-81                               64471.36
               Nov-81                               63790.16
               Dec-81                               58243.25
               Jan-82                               57919.15
               Feb-82                               58123.56
               Mar-82                               58007.20
               Apr-82                               59673.44
               May-82                               58200.48
               Jun-82                               58267.86
               Jul-82                               60026.95
               Aug-82                               57477.11
               Sep-82                               52761.17
               Oct-82                               51577.21
               Nov-82                               51660.03
               Dec-82                               49682.11
               Jan-83                               49646.61
               Feb-83                               49120.99
               Mar-83                               47440.62
               Apr-83                               48810.34
               May-83                               48157.78
               Jun-83                               49848.24
               Jul-83                               51397.14
               Aug-83                               53906.66
               Sep-83                               56547.77
               Oct-83                               52305.43
               Nov-83                               51947.17
               Dec-83                               51875.57
               Jan-84                               51900.99
               Feb-84                               53422.23
               Mar-84                               53473.35
               Apr-84                               55269.07
               May-84                               57637.27
               Jun-84                               58838.69
               Jul-84                               59948.61
               Aug-84                               60130.71
               Sep-84                               59152.01
               Oct-84                               57439.82
               Nov-84                               57243.63
               Dec-84                               52631.04
               Jan-85                               55066.57
               Feb-85                               54117.54
               Mar-85                               56557.27
               Apr-85                               57618.39
               May-85                               52826.08
               Jun-85                               54140.04
               Jul-85                               50783.24
               Aug-85                               52142.19
               Sep-85                               53018.53
               Oct-85                               53258.95
               Nov-85                               52932.65
               Dec-85                               51264.38
               Jan-86                               49012.15
               Feb-86                               50078.21
               Mar-86                               47019.29
               Apr-86                               48459.33
               May-86                               49067.27
               Jun-86                               50792.38
               Jul-86                               51688.40
               Aug-86                               48992.02
               Sep-86                               50063.71
               Oct-86                               50630.56
               Nov-86                               48249.35
               Dec-86                               47140.54
               Jan-87                               48406.13
               Feb-87                               46289.22
               Mar-87                               47674.94
               Apr-87                               50085.55
               May-87                               58044.77
               Jun-87                               60019.62
               Jul-87                               56594.93
               Aug-87                               57803.61
               Sep-87                               60549.50
               Oct-87                               62112.13
               Nov-87                               65003.26
               Dec-87                               62114.22
               Jan-88                               64939.01
               Feb-88                               57853.46
               Mar-88                               57002.83
               Apr-88                               59432.94
               May-88                               60175.51
               Jun-88                               60996.08
               Jul-88                               64393.31
               Aug-88                               60866.78
               Sep-88                               63890.58
               Oct-88                               60953.83
               Nov-88                               59456.26
               Dec-88                               67007.86
               Jan-89                               63188.13
               Feb-89                               65558.84
               Mar-89                               70448.81
               Apr-89                               66946.36
               May-89                               66757.94
               Jun-89                               65751.04
               Jul-89                               60462.70
               Aug-89                               64657.64
               Sep-89                               63877.91
               Oct-89                               64492.27
               Nov-89                               64546.77
               Dec-89                               64484.52
               Jan-90                               65264.32
               Feb-90                               67946.31
               Mar-90                               64303.23
               Apr-90                               70592.67
               May-90                               68493.33
               Jun-90                               66706.34
               Jul-90                               62711.27
               Aug-90                               62868.28
               Sep-90                               60403.15
               Oct-90                               64144.94
               Nov-90                               62658.68
               Dec-90                               65020.35
               Jan-91                               60205.94
               Feb-91                               59809.89
               Mar-91                               61802.78
               Apr-91                               60993.05
               May-91                               58371.17
               Jun-91                               60663.11
               Jul-91                               60962.20
               Aug-91                               59575.00
               Sep-91                               57984.64
               Oct-91                               58448.55
               Nov-91                               55731.40
               Dec-91                               56284.47
               Jan-92                               55004.98
               Feb-92                               55371.00
               Mar-92                               57622.26
               Apr-92                               57157.44
               May-92                               52951.37
               Jun-92                               57490.79
               Jul-92                               52593.59
               Aug-92                               54268.68
               Sep-92                               52211.60
               Oct-92                               55503.62
               Nov-92                               58429.51
               Dec-92                               56636.39
               Jan-93                               52049.28
               Feb-93                               55247.16
               Mar-93                               52441.09
               Apr-93                               53123.70
               May-93                               54336.76
               Jun-93                               51822.73
               Jul-93                               50511.45
               Aug-93                               51098.78
               Sep-93                               51237.62
               Oct-93                               49044.36
               Nov-93                               52734.44
               Dec-93                               50756.89
               Jan-94                               50601.87
               Feb-94                               52641.20
               Mar-94                               56485.31
               Apr-94                               58529.36
               May-94                               60482.35
               Jun-94                               61023.20
               Jul-94                               57974.59
               Aug-94                               61554.39
               Sep-94                               60610.67
               Oct-94                               63327.61
               Nov-94                               63667.99
               Dec-94                               66343.43
               Jan-95                               62576.78
               Feb-95                               64186.10
               Mar-95                               59754.27
               Apr-95                               60797.94
               May-95                               58726.77
               Jun-95                               56476.00
               Jul-95                               55551.51
               Aug-95                               58602.87
               Sep-95                               55288.42
               Oct-95                               56609.23
               Nov-95                               56801.51
               Dec-95                               56448.03
               Jan-96                               52811.59
               Feb-96                               56096.00
               Mar-96                               58152.38
               Apr-96                               61226.81
               May-96                               60451.14
               Jun-96                               63520.24
               Jul-96                               64999.59
               Aug-96                               60315.45
               Sep-96                               62538.41
               Oct-96                               62828.69
               Nov-96                               60911.43
               Dec-96                               61386.14
               Jan-97                               62749.23
               Feb-97                               60876.33
               Mar-97                               64540.32
               Apr-97                               66919.28
               May-97                               61722.99
               Jun-97                               61967.53
               Jul-97                               61209.24
               Aug-97                               60293.85
               Sep-97                               60956.85
               Oct-97                               58147.29
               Nov-97                               59113.48
               Dec-97                               58829.68
               Jan-98                               59019.24
               Feb-98                               62523.96
               Mar-98                               61757.01
               Apr-98                               59916.14
               May-98                               62021.30
               Jun-98                               59078.86
               Jul-98                               59535.59
               Aug-98                               61334.68
               Sep-98                               60134.28
               Oct-98                               59878.77
               Nov-98                               59487.48
               Dec-98                               59164.37
               Jan-99                               59824.67
               Feb-99                               62648.78
               Mar-99                               63044.99
               Apr-99                               63314.49
               May-99                               62569.68
               Jun-99                               67158.47
               Jul-99                               67216.43
               Aug-99                               67763.96
               Sep-99                               70625.34
               Oct-99                               69917.55
               Nov-99                               73862.44
               Dec-99                               71935.22
               Jan-00                               73423.57
               Feb-00                               73752.15
               Mar-00                               74350.84
               Apr-00                               72608.85
               May-00                               76124.14
               Jun-00                               72436.97
               Jul-00                               75466.76
               Aug-00                               73556.27
               Sep-00                               74859.77
               Oct-00                               76147.90
               Nov-00                               75094.33
               Dec-00                               67166.75
               Jan-01                               68587.00
               Feb-01                               67842.64
               Mar-01                               66049.16
               Apr-01                               70502.29
               May-01                               71039.28
               Jun-01                               72773.52
               Jul-01                               70775.88
               Aug-01                               68988.21
               Sep-01                               65221.28
               Oct-01                               65777.18
               Nov-01                               64815.35
               Dec-01                               72441.51
               Jan-02                               74686.86
               Feb-02                               75438.41
               Mar-02                               73283.80
               Apr-02                               74611.48
               May-02                               70871.43
               Jun-02                               73415.10
               Jul-02                               66525.41
               Aug-02                               66370.59
               Sep-02                               64469.67
               Oct-02                               68865.87
               Nov-02                               65673.22
               Dec-02                               71464.28
               Jan-03                               64803.33
               Feb-03                               66119.77
               Mar-03                               64811.60
               Apr-03                               66786.24
               May-03                               66454.53
               Jun-03                               62115.86
               Jul-03                               65729.94
               Aug-03                               70450.83
               Sep-03                               70183.08
               Oct-03                               69449.72
               Nov-03                               73941.85
               Dec-03                               69602.43
               Jan-04                               73275.28
               Feb-04                               75973.32
               Mar-04                               71011.13
               Apr-04                               78516.12
               May-04                               78373.70
               Jun-04                               80023.11
               Jul-04                               76899.01
               Aug-04                               77366.82
               Sep-04                               74171.08
               Oct-04                               79991.05
               Nov-04                               78436.21
               Dec-04                               80393.00
               Jan-05                               77777.25
               Feb-05                               82006.91
               Mar-05                               81868.01
               Apr-05                               83732.35
               May-05                               79676.95
               Jun-05                               77708.55
               Jul-05                               79816.67
               Aug-05                               84711.21
               Sep-05                               82849.00
               Oct-05                               85099.74
               Nov-05                               83900.02

*<F6> Calculation assumes a conventional mortgage and principal and interest payments equal 20% of annual income.

Source: Bureau of the Census; Federal Reserve Board

Interest Rates
--------------

  The yield curve continued to flatten in the December quarter and by year-end was slightly inverted, with the 2-year Treasury Note at 4.40% and the 10-year at 4.39%. Many economists and bond market cognoscenti believe an inverted yield curve preordains recession. According to the Wall Street Journal, over the past fifty years, an inverted yield curve has only given two false signals. That is a remarkable historical artifact, yet many of the pundits believe that because long-dated interest rates are still low, the inversion is unlikely to result in significant economic weakness this time.

  While long rates remain relatively low, short rates have escalated considerably. The Fed Funds rate, which was 1% as recently as June of 2004, is now 4.25% and is expected to go modestly higher. The minutes from the Federal Reserve meeting of December 13 suggest the tightening steps may be just about over. The prime rate is now 7.25% with many borrowers looking at 50-75 basis points above this. Money costs approaching 8% start to get one's attention, particularly compared to less than 5% just eighteen months ago. More importantly, the carry trade, which we have discussed several times over the past few years, has basically come to a halt. Recall that a steep yield curve invites speculators to borrow short-term and lend long-term. This has been a key feature in the private equity, hedge fund, derivative, and mortgage finance world in recent times. How all of this plays out remains to be seen, but rest assured, it will not be like the last few years.

Energy
------

  Oil prices have remained elevated, in spite of relatively high inventories. Though wars, hurricanes, terrorist acts, state appropriations in Venezuela and Russia, and other disruptions have conspired against the oil markets, inventories remain healthy. As you can see from Chart D, 2005 crude inventories are well above seasonal averages.

  Natural gas inventories are also within their five-year range despite the disruptions from hurricanes.

  The current price of crude ($62.94 on January 3, 2006) is up over 50% in the last twelve months and over 100% from 24 months ago. Natural gas has experienced increases of a similar magnitude. There has been a great deal written about the maturation in oil productive capacity, Chinese and other developing countries' demand growth, and an impending shortage of hydrocarbons. The energy bulls see the current infrastructure straining to boost production, while at the same time projecting a continuation of unprecedented demand growth, and conclude, not surprisingly, that we are poised for "permanent" high prices. Today's energy price scenario is partly a function of investment that took place five years ago. It takes about that long to bring productive capacity on stream. In Chart E, West Texas Intermediate (WTI) is graphed going back to 1995. From 1995-1999 WTI averaged $19.37 per barrel. You can imagine how difficult it must have been to make multi-hundred-million to billon-dollar investment decisions in that environment.

                                     CHART D

                              CRUDE OIL INVENTORIES



                      Crude Oil Inventories 2004         Crude Oil Inventories 2005         Crude Oil Inventories 00-05 Average
                     Weekly, Millions of Barrels        Weekly, Millions of Barrels             Weekly, Millions of Barrels
                     ---------------------------        ---------------------------             ---------------------------
Dec-94                          268.954                            288.807                                 288.206
Jan-95                          263.97                             292.208                                 286.86
Feb-95                          265.182                            295.637                                 287.765
Mar-95                          263.666                            295.313                                 285.727
Apr-95                          271.588                            294.287                                 288.519
May-95                          268.882                            296.429                                 288.631
Jun-95                          273.782                            297.037                                 287.509
Jul-95                          273.782                            299.432                                 287.86
Aug-95                          275.782                            302.629                                 290.055
Sep-95                          279.509                            305.222                                 291.93
Oct-95                          281.089                            309.319                                 294.496
Nov-95                          288.621                            314.702                                 298.365
Dec-95                          294.319                            317.062                                 302.366
Jan-96                          292.226                            320.716                                 303.159
Feb-96                          295.374                            318.943                                 304.417
Mar-96                          295.582                            324.358                                 307.721
Apr-96                          298.761                            327.038                                 310.273
May-96                          298.856                            329.704                                 310.511
Jun-96                          299.955                            334.047                                 310.721
Jul-96                          298.859                            332.36                                  311.854
Aug-96                          298.884                            333.848                                 310.965
Sep-96                          301.663                            330.754                                 311.998
Oct-96                          302.089                            328.971                                 309.157
Nov-96                          302.941                            327.392                                 308.738
Dec-96                          305.356                            328.496                                 308.114
Jan-97                          304.852                            324.883                                 306.246
Feb-97                          305.027                            320.984                                 304.637
Mar-97                          302.855                            320.084                                 304.28
Apr-97                          299.282                            317.839                                 302.582
May-97                          300.454                            318.035                                 300.729
Jun-97                          298.639                            320.832                                 300.153
Jul-97                          294.26                             321.073                                 298.385
Aug-97                          293.049                            322.925                                 297.342
Sep-97                          291.349                            321.405                                 297.61
Oct-97                          287.117                            314.952                                 295.481
Nov-97                          285.658                            308.392                                 292.539
Dec-97                          278.646                            308.07                                  290.423
Jan-98                          269.534                            305.658                                 288.766
Feb-98                          272.935                            305.412                                 288.071
Mar-98                          274.033                            306.429                                 288.71
Apr-98                          278.236                            311.984                                 290.972
May-98                          279.434                            316.398                                 293.609
Jun-98                          283.378                            319.132                                 295.642
Jul-98                          289.65                             323.556                                 298.341
Aug-98                          291.511                            321.397                                 297.219
Sep-98                          292.326                            321.751                                 299.465
Oct-98                          292.411                            317.563                                 296.773
Nov-98                          293.26                             320.283                                 298.118
Dec-98                          293.917                            321.175                                 296.597
Jan-99                          293.791                            322.475                                 296.161
Feb-99                          295.915                            322.593                                 297.155
Mar-99                          295.056                            321.58                                  294.024


Source: Energy Information Administration

  Beginning in 2002 oil prices began to rally. By the end of that year they were over $30 and have averaged $43.23 over the past three years, including an amazing $57.26 last year. We remain steadfast in our belief that price sends a signal to the market, and the response in this case is that of far greater expenditures to find and develop energy reserves. High prices make formerly uneconomic reserves viable. For example, Oil & Gas Journal estimates that the oil sands in Alberta alone have 174.5 billion barrels of recoverable reserves. This compares to Saudi Arabia's estimated reserves of 264 billion barrels. Of course, the Canadian oil sands are economic at $40 per barrel, but probably not at $30 per barrel, and it will be many years before a meaningful amount of this oil hits the market. The point is, high prices have already put the mechanism in place that will ultimately deliver lower prices. Moreover, high prices spur conservation. We remember policy makers being perpetually surprised at how energy-efficient the U.S. became after the last big oil shock in 1979. We envision a similar scenario this time around.

                                    CHART E
                                Crude Oil Prices
                  West Texas Intermediate - Dollars Per Barrel

               Dec-94                                       17.80
               Jan-95                                       17.45
               Feb-95                                       18.50
               Mar-95                                       18.30
               Apr-95                                       19.00
               May-95                                       20.53
               Jun-95                                       18.88
               Jul-95                                       17.03
               Aug-95                                       17.73
               Sep-95                                       18.03
               Oct-95                                       17.63
               Nov-95                                       17.68
               Dec-95                                       18.43
               Jan-96                                       19.83
               Feb-96                                       17.73
               Mar-96                                       19.43
               Apr-96                                       22.28
               May-96                                       20.83
               Jun-96                                       19.83
               Jul-96                                       21.53
               Aug-96                                       21.03
               Sep-96                                       23.40
               Oct-96                                       24.13
               Nov-96                                       23.03
               Dec-96                                       24.80
               Jan-97                                       25.68
               Feb-97                                       24.15
               Mar-97                                       20.25
               Apr-97                                       20.28
               May-97                                       19.93
               Jun-97                                       20.98
               Jul-97                                       20.13
               Aug-97                                       20.28
               Sep-97                                       19.68
               Oct-97                                       21.05
               Nov-97                                       20.98
               Dec-97                                       18.68
               Jan-98                                       17.53
               Feb-98                                       17.05
               Mar-98                                       15.33
               Apr-98                                       15.53
               May-98                                       16.13
               Jun-98                                       14.98
               Jul-98                                       14.38
               Aug-98                                       13.70
               Sep-98                                       13.73
               Oct-98                                       15.43
               Nov-98                                       14.38
               Dec-98                                       11.13
               Jan-99                                       12.33
               Feb-99                                       12.38
               Mar-99                                       12.23
               Apr-99                                       16.63
               May-99                                       18.85
               Jun-99                                       16.33
               Jul-99                                       19.40
               Aug-99                                       20.45
               Sep-99                                       21.98
               Oct-99                                       24.53
               Nov-99                                       22.53
               Dec-99                                       25.00
               Jan-00                                       25.55
               Feb-00                                       28.23
               Mar-00                                       31.78
               Apr-00                                       26.43
               May-00                                       26.75
               Jun-00                                       30.13
               Jul-00                                       30.68
               Aug-00                                       27.78
               Sep-00                                       33.38
               Oct-00                                       32.18
               Nov-00                                       33.28
               Dec-00                                       32.05
               Jan-01                                       27.23
               Feb-01                                       29.83
               Mar-01                                       27.63
               Apr-01                                       25.58
               May-01                                       28.93
               Jun-01                                       27.93
               Jul-01                                       25.95
               Aug-01                                       26.78
               Sep-01                                       26.93
               Oct-01                                       23.28
               Nov-01                                       20.38
               Dec-01                                       20.08
               Jan-02                                       21.03
               Feb-02                                       20.38
               Mar-02                                       22.40
               Apr-02                                       26.88
               May-02                                       26.75
               Jun-02                                       25.08
               Jul-02                                       26.83
               Aug-02                                       26.48
               Sep-02                                       27.78
               Oct-02                                       30.83
               Nov-02                                       27.13
               Dec-02                                       27.23
               Jan-03                                       31.85
               Feb-03                                       32.78
               Mar-03                                       35.88
               Apr-03                                       29.78
               May-03                                       26.03
               Jun-03                                       30.73
               Jul-03                                       30.43
               Aug-03                                       32.33
               Sep-03                                       29.43
               Oct-03                                       29.38
               Nov-03                                       28.93
               Dec-03                                       29.98
               Jan-04                                       32.55
               Feb-04                                       34.98
               Mar-04                                       36.33
               Apr-04                                       34.28
               May-04                                       38.23
               Jun-04                                       42.35
               Jul-04                                       38.73
               Aug-04                                       43.83
               Sep-04                                       44.01
               Oct-04                                       50.13
               Nov-04                                       50.14
               Dec-04                                       47.50
               Jan-05                                       42.13
               Feb-05                                       47.13
               Mar-05                                       51.69
               Apr-05                                       57.28
               May-05                                       50.93
               Jun-05                                       54.61
               Jul-05                                       58.76
               Aug-05                                       61.58
               Sep-05                                       69.48
               Oct-05                                       65.48
               Nov-05                                       59.86
               Dec-05                                       58.48

Source: Dow Jones & Company

  Fundamentally-it is true that it will be a few years before a significant increase in capacity is in place, but in our humble opinion, the price of energy is far in excess of where it should be. Sometime in the next year or two we expect a significant drop in oil and gas prices, a positive factor in what otherwise could be a choppier period for consumer spending.

Inflation
---------

  The headline Consumer Price Index (CPI) inflation indicator hit a 14-year high of 4.7% in September of 2005. For the year, the preliminary CPI figure is estimated to have been 3.6%, reflecting a steady increase from the 1.5% level reached in 2003. The Commodity Research Bureau index recently hit a record high of 333 compared to 190 as recently as the beginning of 2002. Energy, being one of the commodities, clearly influences this number, but most commodities are at multi-decade highs. Gold recently hit $533 per ounce, the highest level in over twenty years.

  Despite these worrisome statistics that, surprisingly, haven't meaningfully hurt the stock market as yet, we continue to believe that the long-term inflation picture is sanguine. Worldwide inflation is down dramatically from the early 1990s as globalization and technology enable low-cost countries to "export" lower prices around the globe. The wage disintermediation impact from India and China will be a long-running phenomenon, which should keep a lid on U.S. wage growth (and inflation) for the foreseeable future.

Valuation and Market Outlook
----------------------------

  Our view of the market is almost always joined at the hip with valuation. As long as the market remains expensive - and it is, when measured by historical valuation benchmarks - we are likely to be less than ebullient about its prospects. Based upon statistics for the S&P 500, and courtesy of The Leuthold Group, the current valuation falls somewhere between the seventh and ninth decile (tenth being the most expensive) depending on which measure is used. The price-to-cash flow multiple is in the seventh decile, the price-to-sales and price-to-book ratio fall in the ninth decile, and the price-to-earnings ratio (normalized) is in the eighth decile. The dividend yield is in the ninth decile. This data spans approximately fifty years and nearly every kind of economic environment and stock market.

  The FMI Large Cap Fund, as articulated in our last letter, trades at much more reasonable valuations, but is still slightly above long-term averages.

  At the beginning of this letter we noted that our 9.12% gain in 2005 fell roughly on the statistical average for common stocks over the long-term, yet marveled at the rarity of achieving average performance in any one year. Yearly returns tend to be high or low. Valuations are somewhat analogous to this, but they play out over longer periods. A view of valuation histograms would quickly reveal that they are not smooth bell curves. They tend to be more "barbell" in nature, aggregating away from the average. In a future letter we will discuss this in more detail. Suffice it to say that the right side of these barbells is dominated by valuations from the 1995-2005 vintage. We are neither expecting, nor building a portfolio that depends upon a continuation of historically high valuations. We like to think of our stocks as all-weather vehicles but we recognize that at some point in the future - and it could be years away - this market will transition from high to low. The duration of such a transition would determine how painful it would be. Certainly, even our durable franchises would be impacted, but we feel that the valuation advantage in our holdings would serve us well in more difficult market environments. One of our favorite phrases around here is "plan for tough times and hope for good times."

  Thank you for your support of FMI Large Cap Fund.

  Sincerely,

     /s/Ted D. Kellner      /s/Donald S. Wilson     /s/Patrick J. English
     Ted D. Kellner, CFA    Donald S. Wilson, CFA   Patrick J. English, CFA
     President and          Vice President          Vice President and
     Portfolio Manager      Portfolio Manager

*<F7> The Fund's one year and annualized return since inception (December 31, 2001) through December 31, 2005 were 9.12% and 9.43%, respectively.

(1)<F8> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
December 31, 2005 (Unaudited)

     SHARES                                                   VALUE(B)<F10>
     ------                                                   -------------
COMMON STOCKS -- 89.4% (A)<F9>

COMMERCIAL SERVICES SECTOR -- 6.1%
----------------------------------
               MISCELLANEOUS COMMERCIAL SERVICES -- 6.1%
     214,000   ARAMARK Corp. CL B                              $  5,944,920

CONSUMER NON-DURABLES SECTOR -- 9.6%
------------------------------------
               BEVERAGES: ALCOHOLIC -- 3.4%
      56,000   Diageo PLC - SP-ADR                                3,264,800

               FOOD: SPECIALTY/CANDY -- 3.3%
      83,000   Cadbury Schweppes PLC - SP-ADR                     3,178,070

               HOUSEHOLD/PERSONAL CARE -- 2.9%
      47,000   Kimberly-Clark Corp.                               2,803,550

CONSUMER SERVICES SECTOR -- 5.7%
--------------------------------
               MEDIA CONGLOMERATES -- 5.7%
     317,000   Time Warner Inc.                                   5,528,480

DISTRIBUTION SERVICES SECTOR -- 9.9%
------------------------------------
               MEDICAL DISTRIBUTORS -- 5.1%
      72,000   Cardinal Health, Inc.                              4,950,000

               WHOLESALE DISTRIBUTORS -- 4.8%
      65,000   Grainger (W.W.), Inc.                              4,621,500

ELECTRONIC TECHNOLOGY SECTOR -- 5.2%
------------------------------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 5.2%
      85,000   CANON INC. SP-ADR                                  5,000,550

ENERGY MINERALS SECTOR -- 2.7%
------------------------------
               INTEGRATED OIL -- 2.7%
      41,100   BP PLC - SP-ADR                                    2,639,442

FINANCE SECTOR -- 15.1%
-----------------------
               INSURANCE BROKERS/SERVICES -- 2.8%
      74,000   Willis Group Holdings Ltd.                         2,733,560

               MAJOR BANKS -- 3.2%
      55,000   Comerica Inc.                                      3,121,800

               MULTI-LINE INSURANCE -- 2.4%
      24,000   Loews Corp.                                        2,276,400

               PROPERTY/CASUALTY INSURANCE -- 6.7%
       2,200   Berkshire Hathaway Inc. Cl B                       6,458,100

HEALTH TECHNOLOGY SECTOR -- 3.7%
--------------------------------
               MEDICAL SPECIALTIES -- 3.7%
      59,000   Becton, Dickinson & Co.                            3,544,720

INDUSTRIAL SERVICES SECTOR -- 3.6%
----------------------------------
               ENVIRONMENTAL SERVICES -- 3.6%
     114,000   Waste Management, Inc.                             3,459,900

PROCESS INDUSTRIES SECTOR -- 4.2%
---------------------------------
               CHEMICALS: SPECIALTY -- 4.2%
      76,000   Praxair, Inc.                                      4,024,960

PRODUCER MANUFACTURING SECTOR -- 3.0%
-------------------------------------
               INDUSTRIAL CONGLOMERATES -- 3.0%
     100,000   Tyco International Ltd.                            2,886,000

RETAIL TRADE SECTOR -- 13.9%
----------------------------
               APPAREL/FOOTWEAR RETAIL -- 4.1%
     169,000   TJX Companies, Inc.                                3,925,870

               DISCOUNT STORES -- 6.4%
     132,000   Wal-Mart Stores, Inc.                              6,177,600

               FOOD RETAIL -- 3.4%
     176,000   Kroger Co.                                         3,322,880

TECHNOLOGY SERVICES SECTOR -- 6.7%
----------------------------------
               INFORMATION TECHNOLOGY SERVICES -- 6.7%
     226,000   Accenture Ltd.                                     6,524,620
                                                                -----------
                  Total common stocks                            86,387,722

  PRINCIPAL
   AMOUNT
   ------
SHORT-TERM INVESTMENTS -- 9.9% (A)<F9>
               VARIABLE RATE DEMAND NOTES -- 9.9%
  $2,500,000   American Family Financial
                 Services, 4.03%                                  2,500,000
   3,627,773   U.S. Bank, N.A., 4.13%                             3,627,773
   3,500,000   Wisconsin Corporate
                 Central Credit Union, 4.05%                      3,500,000
                                                                -----------
                  Total short-term investments                    9,627,773
                                                                -----------
                  Total investments                              96,015,495
               Cash and receivables, less
               liabilities -- 0.7% (A)<F9>                          652,380
                                                                -----------
                  NET ASSETS                                    $96,667,875
                                                                -----------
                                                                -----------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($96,667,875 / 7,216,937
                 shares outstanding)                            $     13.39
                                                                -----------
                                                                -----------

(A)<F9>   Percentages for the various classifications relate to net assets.

(B)<F10> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

ADR - American Depository Receipts

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.